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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): January 28, 2002

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                              TRICORD SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                      0-21366                 41-1590621
      (State of or other               (Commission            (I.R.S. Employer
jurisdiction of incorporation)         File Number)          Identification No.)


         2905 Northwest Boulevard, Suite 20,
                Plymouth, Minnesota                                 55441
      (Address of principal executive offices)                   (zip code)


       Registrant's telephone number, including area code: (763) 557-9005


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ITEM 5.  OTHER

On January 28, 2002, Tricord Systems, Inc. (the "Company") issued a press release announcing financial results for the fourth quarter and year ended December 31, 2001. A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated by reference herein.

Also on January 28, 2002, the Company issued a press release announcing that COO Keith Thorndyke was named President and CEO of the Company and that Joan Wrabetz has resigned as President, CEO and director. A copy of the press release is attached hereto as Exhibit 99.2, the text of which is incorporated by reference herein.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TRICORD SYSTEMS, INC.


Dated:   January 28, 2002              By /s/ Steven E. Opdahl
                                          --------------------------------------
                                          Steven E. Opdahl
                                          Chief Financial Officer








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                                INDEX TO EXHIBITS

Exhibit              Item                                                           Method of Filing
- -------              ----                                                           ----------------
99.1                 Press Release dated January 28, 2002, announcing financial     Filed herewith electronically
                     results for the fourth quarter and year ended December 31,
                     2001

99.2                 Press Release dated January 28, 2002, announcing COO Keith     Filed herewith electronically
                     Thorndyke named as President and CEO and that Joan Wrabetz resigned as President, CEO and director
